                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 23, 1998




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                                                    38-2011419
(State or other jurisdiction                1-12898                (I.R.S. Employer
      of incorporation)            (Commission File Number)       Identification No.)

    27555 Farmington Road
 Farmington Hills, Michigan
    (Address of principal                                             48334-3357
     executive offices)                                               (Zip Code)



Registrant's telephone number, including area code:  (248) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of April 25, 1998 for Series 1987-2, Distribution Reports as of May 1, 1998 for Series 1988-1 and 1988-2 and Distribution Reports as of April 20, 1998 for Series 1990-1.




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                     (Registrant)




Date:  April 23, 1998                   By:    Larry N. Ciofu
                                           -------------------------------
                                              Larry N. Ciofu
                                              Vice President



                                                FIREMAN'S FUND MORTGAGE CORPORATION
                                         AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                                           SERIES 1987-2

                                        Distribution Date Statement for           25-Apr-98


                COUPON             Principal               Number of                    Interest                  Interest
Class           RATE              Outstanding             Certificates                  Accrued                   Payable
-----           ------            -----------             ------------                  --------                  --------
 2-A            0.0000%                    $0.00                45,100                     $0.00                    $0.00

 2-B            7.0000%                    $0.00                18,000                     $0.00                    $0.00

 2-C            7.0000%                    $0.00                19,700                     $0.00                    $0.00

 2-D            9.5500%                    $0.00                   124                     $0.00                    $0.00

 2-E            9.9500%           $10,353,439.78                 5,200                $85,847.27               $85,847.27
                                  --------------                ------                ----------               ----------
                                  $10,353,439.78                88,124                $85,847.27               $85,847.27




               Interest                                  Principal             Principal                 Per $1,000
               Payable Per           Principal          Payable Per           Balance After              CTF After
Class          $1,000 CTF             Payable            $1,000 CTF             25-Apr-98                25-Apr-98
-----          ------------          ---------          -----------           -------------              ---------
 2-A            $0.000000             $0.00000             $0.000000                 $0.00                 $0.000000

 2-B            $0.000000             $0.00000             $0.000000                 $0.00                 $0.000000

 2-C            $0.000000             $0.00000             $0.000000                 $0.00                 $0.000000

 2-D            $0.000000            $0.000000                     -                 $0.00                 $0.000000

 2-E           $16.509090          $417,551.69            $80.298402         $9,935,888.09             $1,910.747710
                                   -----------                               -------------
                                   $417,551.69                               $9,935,888.09

               Ending Aggregate Agency MBS Balance:                          $9,955,679.21


    Agency MBS Collections :
            Interest                                   $86,443.61
            Principal                                 $417,551.69
    Investment Income                                     $341.95

                                                      -----------
    TOTAL AVAILABLE                                   $504,337.25

    Due   to Certificateholders                       $503,398.96
                                                      -----------

    Available for Expenses and Residual Payments          $938.29

    Expenses Payable                                     ($266.77)
                                                      -----------

    Net Balance                                           $671.52
                                                      ===========


    Due to Residual Holders                               $671.52

    Amount Payable Per Individual
    Residual Certificate (5% Denomination):              $33.5760




    Accrual Distribution Amount:                $0.00
    Aggregate Cash Flow Value Decline:    $417,551.69





                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         as Trustee
                                         Corporate Trust Division
                                         Suite 0126
                                         One First National Plaza
                                         Chicago, Illinois  60670
                                         (312)407-4660

    ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.


                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-1

            Distribution Date Statement for               1-May-98

            COUPON        Principal      Number of         Interest          Interest
Class        RATE        Outstanding    Certificates        Accrued           Payable
-----       ------       -----------    ------------      -----------       ----------
  A        0.0000%              $0.00       38,510        $      0.00       $     0.00

  B        8.0000%              $0.00       51,050        $      0.00       $     0.00

  Z        9.9000%    $ 10,433,653.59       10,440        $ 86,077.64       $86,077.64
                      ---------------      -------        -----------       ----------
                      $ 10,433,653.59      100,000        $ 86,077.64       $86,077.64

           Agency MBS Collections:
                   Interest                                  $ 86,949.33
                   Principal                                 $462,652.95
           Investment Income                                 $    697.86
                                                             -----------
           TOTAL AVAILABLE                                   $550,300.14

           Due to Certificateholders                        ($548,730.59)
                                                             -----------
           Available for Expenses and Residual
             Payments                                        $  1,569.55

           Expenses Payable                                 ($    271.79)

                                                             -----------
           Net Balance                                       $  1,297.76
                                                             ===========

           Due to Residual Holders                           $  1,297.76

           Amount Payable Per Individual
           Residual Certificate (5% Denomination):           $   64.8880

                                                                                 Principal balance
     Interest                               Principal           Principal           Per $1,000
    Payable Per          Principal         Payable Per       Balance After          CTF After
    $1,000 CTF           Payable*          $1,000 CTF           1-May-98             1-May-98
  ----------------       -----------       -----------       ---------------     ------------------
         $0.000000             $0.00            $0.000000             $0.00      $      0.000000

         $0.000000             $0.00            $0.000000             $0.00      $      0.000000

         $8.244985       $462,652.95           $44.315417     $9,971,000.64      $    955.076690
                       -------------                          -------------
                         $462,652.95                          $9,971,000.64


Ending Aggregate Agency MBS Balance:                          $9,971,268.17


                      Accrual Distribution Amount:                               $          0.00
                      Aggregate Cash Flow Value Decline:                         $    462,652.95
                                                                                 ---------------
                      *Aggregate Amount of Principal Distributable:              $    462,652.95




                                                              THE FIRST NATIONAL BANK OF CHICAGO,
                                                              as Trustee
                                                              Corporate Trust Division
                                                              Suite 0126
                                                              One First National Plaza
                                                              Chicago, Illinois  60670
                                                              (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
            Distribution Date Statement for               1-May-98

         COUPON          Principal          Number of       Interest        Interest
 Class    RATE          Outstanding       Certificates      Accrued         Payable
------  -------        --------------     ------------    ------------     ------------
 2-A    0.0000%        $         0.00           39,750    $       0.00     $       0.00

 2-B    7.0000%        $         0.00           24,540    $       0.00     $       0.00

 2-C    7.0000%        $         0.00           10,930    $       0.00     $       0.00

 2-D    7.0000%        $         0.00           14,580    $       0.00     $       0.00

 2-Z    9.4000%        $12,995,027.47           10,200    $ 101,794.38     $ 101,794.38
                       --------------     ------------    ------------     ------------
                       $12,995,027.47          100,000    $ 101,794.38     $ 101,794.38

        Agency MBS Collections:                                            $ 102,877.44
        Principal Interest                                                 $ 571,281.28
                                                                           $     658.21
        Investment Income                                                  ------------
                                                                           $ 674,816.93
        TOTAL AVAILABLE
                                                                           ($673,075.66)
        Due to Certificateholders                                          ------------
                                                                           $   1,741.27
        Available for Expenses and Residual Payments
                                                                               ($316.10)
        Expenses Payable


                                                                           $   1,425.17
        Net Balance                                                        ============


                                                                           $   1,425.17
        Due to Residual Holders

        Amount Payable Per Individual                                      $    71.2585
        Residual Certificate (5% Denomination):

                                                                 Principal Balance
 Interest                        Principal       Principal       Per $1,000
 Payable Per    Principal       Payable Per     Balance After    CTF After
 $1,000 CTF      Payable*       $1,000 CTF           1-May-98            1-May-98
 -----------  -----------     --------------    --------------   -----------------
 $  0.000000  $      0.00     $     0.000000    $         0.00   $        0.000000

 $  0.000000  $      0.00     $     0.000000    $         0.00   $        0.000000

 $  0.000000  $      0.00     $     0.000000    $         0.00   $        0.000000

 $  0.000000  $      0.00     $     0.000000    $         0.00   $        0.000000

 $  9.979841  $571,281.28     $    56.007969    $12,423,746.19   $    1,218.014332
              -----------                       --------------
              $571,281.28                       $12,423,746.19

Ending Aggregate Agency MBS Balance:            $12,423,760.94

              Accrual Distribution Amount:                       $            0.00
              Aggregate Cash Flow Value Decline:                 $      571,281.28
                                                                 -----------------
              *Aggregate Amount of Principal Distributable:      $      571,281.28

              Principal Allocation:           Class 2-A:                    0.0000%
                                              Class 2-D:                    0.0000%

                                              THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee
                                              Corporate Trust Division
                                              Suite 0126
                                              One First National Plaza
                                              Chicago, Illinois  60670
                                              (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

               Distribution Date Statement for         20-Apr-98

                     UPPER TIER REMIC REGULAR CERTIFICATES
                               Principal Balance

                                                                           Interest
         COUPON        Principal     Number of  Interest     Interest       Payable Per
Class    RATE         Outstanding   Cert.        Accrued      Payable        $1,000 CTF
----    -----         -----------   ----------  --------     --------       -----------
 1-A      8.5000%         $0.00      15,250          $0.00         $0.00        $0.000000

 1-B      9.0000%         $0.00      10,500          $0.00         $0.00        $0.000000

 1-C      9.0000%         $0.00       6,500          $0.00         $0.00        $0.000000

 1-D      9.0000%         $0.00      16,500          $0.00         $0.00        $0.000000

 1-E      9.0000% $8,695,486.64      12,000     $65,216.15    $65,216.15        $5.434679

 1-F      0.0000%         $0.00      18,500          $0.00         $0.00        $0.000000

 1-G      0.0000%         $0.00      12,450          $0.00         $0.00        $0.000000

 1-H      0.0000%         $0.00       4,850          $0.00         $0.00        $0.000000

 1-I    259.5000%    $17,390.98         152      $3,760.80     $3,760.80       $24.742105
        --------  -------------      ------     ----------    ----------
                  $8,712,877.62      96,702     $68,976.95    $68,976.95

                                                             Principal Balance
                            Principal     Principal          Per $1,000
             Principal     Payable Per   Balance After       CTF After
Class        Payable*       $1,000 CTF    20-Apr-98          20-Apr-98
----         --------       ----------    -----------        --------
 1-A          $0.00        $0.000000          $0.00           $0.000000

 1-B          $0.00        $0.000000          $0.00           $0.000000

 1-C          $0.00        $0.000000          $0.00           $0.000000

 1-D          $0.00        $0.000000          $0.00           $0.000000

 1-E    $477,718.58       $39.809882  $8,217,768.06         $684.814005

 1-F          $0.00        $0.000000          $0.00           $0.000000

 1-G          $0.00        $0.000000          $0.00           $0.000000

 1-H          $0.00        $0.000000          $0.00           $0.000000

 1-I        $955.44        $6.285789  $   16,435.54         $108.128553
        -----------                   -------------
        $478,674.02                   $8,234,203.60


                                                                              Interest
             COUPON      Principle    Number of    Interest   Interest        Payable Per
              RATE      Outstanding   Cert.        Accured    Payable         $1,000 CTF
            -------     -----------   ---------    -------    --------        ---------
1-R        0.0000%       $0.00         3,298        $7.96       $7.96         $0.002414

                             Principal                   Principal Balance
                 Principal   Payable Per  Principal      Per $1,000
                  Payable    $1,000 CTF   Balance After  CTF After
                                            20-Apr-98         20-Apr-98
                 --------    ----------  -------------   ----------------
 1-R                $0.00    $0.000000         $0.00           $0.000000


                                                LOWER TIER REMIC REGULAR INTERESTS

                                                                                  Principal
              COUPON      Principal     Number of     Interest     Principal      Balance After
Class          RATE       Outstanding   Certificates   Accrued     Payable*        20-Apr-98
----           -----       -----------   ----------    --------     --------       -----------
 1-AS          9.5000%         $0.00       15,311          $0.00         $0.00             $0.00

 1-BS          9.5000%         $0.00       10,521          $0.00         $0.00             $0.00

 1-CS          9.5000%         $0.00        6,513          $0.00         $0.00             $0.00

 1-DS          9.5000%         $0.00       16,533          $0.00         $0.00             $0.00

 1-ES          9.5000% $9,667,993.22       12,024     $74,674.61   $478,674.02     $9,189,319.20

 1-FS          9.5000%         $0.00       30,950          $0.00         $0.00             $0.00

 1-HS          9.5000%         $0.00        8,148          $0.00         $0.00             $0.00
                        ------------       ------      ---------    -----------    -------------
                       $9,667,993.22      100,000     $74,674.61   $478,674.02     $9,189,319.20

                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR April  20, 1998



Agency MBS Collections :
                                 Interest                                  $68,984.91
                                 Principal                                $478,674.02
Investment Income                                                             $162.32
                                                                     ----------------
Lower Tier REMIC Collection Account                                       $547,821.25
                                                                     -----------------
Upper Tier REMIC Collection Account                                       $547,821.25

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                                     ($478,674.02)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                                     ($68,976.95)

Expenses Payable                                                                $0.00



REMIC Taxes Payable                                                             $0.00

Interest Payable to Class 1-R Certificate                                      ($7.96)



[Principal Payable to Class 1-R Certificate                                     $0.00

Due to Class 1-RS Certificate                                                ($162.32)
                                                                     ----------------
Net Balance                                                                    ($0.00)
                                                                     ================
Beginning Aggregate Agency MBS Balance :                              $100,001,006.61
Ending Aggregate Agency MBS Balance :                                   $8,235,210.03


Aggregate Cash Flow Value Decline:                                        $478,674.02
                                                                       --------------
*Aggregate Amount of Principal Distributable:                             $478,674.02



Principal Allocation:


Aggregate Amount of Principal
Distributable to Classes 1-D and 1-I:


Class 1-E:                          3.98098817%
Class 1-I:                          0.62857895%

Aggregate Amount of Principal
Distributable to Classes 1-G,1-H and 1-R :

Class 1-R:                          0.00000000%





THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee
Corporate Trust Division
Suite 0126
One First National Plaza
Chicago, Illinois  60670
(312)407-4660

